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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                    TO THE HOLDERS OF:                     98-NSC-1
BANK OF                   The Bank of New York, as Trustee under the
  NEW                     Lehman Bros. Lehman Corporate Bond Backed Certificates
  YORK                    Class A2
                                          CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: November 15, 2000

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INTEREST ACCOUNT

Balance as of         May 15,2000                                                                              $0.00
      Schedule Income received on securities........................................                     $987,500.00
      Unscheduled Income received on securities.....................................                           $0.00
      Schedule Interest received from Swap Counterparty.............................                           $0.00
      Unscheduled Interest received from Swap Counterparty..........................                           $0.00
      Interest Received on sale of Securties........................................                           $0.00
LESS:
      Distribution to Beneficial Holders............................................  $663,087.00
      Distribution to Swap Counterparty.............................................        $0.00
      Trustee Fees..................................................................    $2,250.00
      Fees allocated for third party expenses.......................................      $750.00
Balance as of         November 15,2000                                                    Subtotal       $321,413.00


PRINCIPAL ACCOUNT

Balance as of         May 15,2000                                                                              $0.00
      Scheduled Principal payment received on securities............................                           $0.00
      Principal received on sale of securities......................................                           $0.00
LESS:
      Distribution to Beneficial Holders............................................  $321,413.00
      Distribution to Swap Counterparty.............................................        $0.00
Balance as of         November 15,2000                                                    Subtotal       $321,413.00
                                                                                           Balance             $0.00
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               UNDERLYING SECURITIES HELD AS OF: November 15,2000

Principal
Amount                                          Title of Security
------                                          -----------------
        25,000,000                              NORFOLK SOUTHERN CORPORATION
                                                CUSIP# : 655-844-AK4